MassRoots

Technology & Compliance Solutions Powering the Cannabis Industry

OTCQB: MSRT // September 2017

Safe Harbor Disclaimer

This information does not constitute an offer to sell or a solicitation of an offer to buy securities or assets of MassRoots. All information presented herein with respect to the existing business and the historical operating results of MassRoots and estimates and projections as to future operations are based on materials prepared by the management of MassRoots and involve significant elements of subjective judgment and analysis which may or may not be correct. While the information provided herein is believed to be accurate and reliable, MassRoots makes no representations or warranties, expressed or implied, as to the accuracy or completeness of such information. In furnishing this information, MassRoots reserves the right to amend or replace some or all of the information herein at any time and undertakes no obligation to provide the recipient with access to any additional information. Nothing contained herein is or should be relied upon as a promise or representation as to the future. This information includes certain statements, estimates and projections provided by MassRoots with respect to its anticipated future performance.

Such statements, estimates and projections constitute forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors, which may cause actual results to be materially different from those contemplated by the forward-looking statements. MassRoots undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The recipient of this information is cautioned not to place undue reliance on forward-looking statements. No representations or warranties are made as to the accuracy of such forward-looking statements or whether any of the projections included herein will be realized.

CannaRegs Acquisition



Amanda Ostrowitz
Co-Founder,
Chief Strategy Officer



Bryna Dahlin
General Counsel



Kristen Savage
Director of Operation & Technology



Shoshanna Silverberg
Legal Research Analyst



Nate Reed
Associate Attorney



William Gunnison
Associate Attorney

CASH-FLOW POSITIVE

12 MONTH CONTRACTS

CALIFORNIA FOCUS

The closing of the acquisition is subject to certain conditions, as we disclosed in our Current Report on Form 8-K, as amended, filed with the U.S. Securities and Exchange Commission on August 24, 2017..

MassRoots: Powering the Business of Cannabis

whaxy

ACQUIRED 12/2016

ODAVA

ACQUIRED 7/2017

CannaRegs™

Subject to Closing

MassRoots is building a portfolio of technology companies focused on serving the cannabis industry. Our Software-as-a-Service (SaaS) solutions power the business of cannabis providing point-of-sale, inventory management and compliance for dispensaries as well as our general compliance and regulatory information systems. We service a wide-variety of customers from attorneys to professionals in the real estate industry as well as the entire eco-system of cannabis vendors.

Our Products

End-to-End Retail & Compliance for Cannabis Businesses

MassRoots Retail

iPad based retail point-of-sale system for licensed cannabis dispensaries, fully integrated with state regulatory agencies, displays live menus, & allows online ordering.

CannaRegs.com

Web-based SaaS offering that aggregates state and local laws governing the cannabis industry in a centralized platform enabling professionals to identify applicable rules and to track ongoing legal developments in real-time.

MassRoots Consumer

Cross platform consumer application allowing communications, product reviews, and advertising to over 1M users.

CannaRegs.com



CannaReg§™

- Monitors changes in regulations regarding the production, taxation, zoning, and operation of cannabis-related businesses across hundreds of localities in CA, CO, NV and FL.
- Counts over a hundred law firms, municipalities, and licensees as clients with more than $450,000 in annual recurring revenue with a $2M sales pipeline.
- Includes smart-search and indexing capabilities that can be applied to other industries.
- Simplifies the law for business owners often for less than the cost of one billable hour with an attorney.

Subject to the Closing of the Acquisition

MassRoots Retail


ODAVA
10,019
3,896
6,122
40

ODAVA + whaxy

- Combines the Odava + Whaxy acquisitions to create MassRoots Retail, the only fully featured point-of-sale with complete online menu and ordering.
- Offers in-store menus, third party integrations via an Application Programming Interface (API) with strong industry relationships.
- Integrates with Metrc, the leading seed-to-sale compliance solution used by States, to rollout in Oregon, Alaska, California, Ohio, Michigan.
- Insightful, real-time sales and customer reporting and data visualizations.

MassRoots Consumer


Discover the best cannabis strains and products with the help of over 1,000,000 cannabis enthusiasts.
Find strains you will love.
View Strains
Blue Dream
Sour Diesel

- MassRoots has the largest marijuana social network in the world. In addition it maintains massive user bases on Facebook (420k users), Instagram (500k followers), Email (700k) and massroots.com that is visited by close to 1M users a month.
- The MassRoots Consumer network is unparalleled in its reach and being the largest advertising opportunity for marijuana producers and manufacturers.
- The Dispensary Finder launching in October 2017 brings together our comprehensive product & strain data with our social network reviews to help consumers find the best products & strains when and where they want.
- Our main priority is bringing our vision of an integrated loyalty, inventory and social demand platform directly to dispensaries.

Market & Business

	CannaReg§™	ODAVA + whaxy	MassRoots
TARGET CUSTOMERS	Legal professionals, licensed cannabis businesses, local governments, real estate professional and lobbyists	Dispensary owners	Cannabis growers, producers and consumers
MARKET SIZE	**35,000+** potential customers for supported states; **100,000** when all states supported	**3,000+** dispensaries currently; **20,000** dispensaries when other states come	–
REVENUE	**$6,000 - $16,000/annually** *+ value adds around services*	**$6,000/annually** *+ value adds for delivery & online ordering*	**Advertising opportunities** *for the **1M strong consumer market** with hooks to POS*

Subject to the Closing of the Acquisition

Management Team



Mr. Isaac Dietrich

Chief Executive Officer

Isaac Dietrich is the Chairman and CEO of MassRoots since its inception. His passion is empowering the legalization movement through his work with the Marijuana Policy Project and National Cannabis Industry Association.



Ms. Amanda Ostrowitz

President

Amanda Ostrowitz is an attorney and entrepreneur specializing in cannabis regulation. Prior to founding CannaRegs® worked as a bank examiner in the Denver branch of the Federal Reserve Bank of Kansas City.



Mr. Scott Kveton

Vice President

Scott Kveton has 20+ years experience building teams and companies that make products at Internet scale. Prior to joining MassRoots, he held leadership roles at Urban Airship , Amazon, Rulespace, Janrain and Odava.

Board Of Advisors



Steven Markowitz

MyPoints.com Founder & Former CEO

Markowitz founded Mypoints.com in 1996 and scaled it to over $100 million in annual revenue and a $2.3 billion market capitalization. He enjoys working with entrepreneurs and helping them build world-changing products.



Shmuel Tennenhaus

Lemon Haze Founder

Shmuel Tennehaus was the Vice President of Marketing for BigFish Games when it was acquired by ChurchHill Downs for $775mm cash. He is currently the president of data analytics firm Lemon Haze.



Anthony Nystrom

Mashable, Principal AI

Anthony Nystrom serves as Mashable's Principle for Artificial Intelligence. Before joining Mashable, Anthony served as founder and Chief Technology Officer at several enterprise companies.

Strategic Partners

Sweet Leaf

Sweet Leaf is one of the nation's largest, most profitable retail dispensary brands.

High Times

One of the world's most respected cannabis media brands. MassRoots is a partial owner of High Times Holdings Corporation, Inc.

Aphria

The second largest Canadian Medical Marijuana Producer with a market capitalization of $500 million.

NCIA

The largest trade organization for cannabis-related businesses.

League of California Cities

One of the largest associations of municipalities in California.

NCBA

National Cannabis Bar Association, one of the largest associations of attorneys focused on the cannabis industry.

MassRoots

Comprehensive Compliance and Technology Platform for the Cannabis Industry

Exchange	OTCQB
Ticker	MSRT
Headquarters	DENVER, CO
Employees	19
Year Founded	2013

Price	$0.40
Shares Outstanding	104M shares
Market Capitalization	$41.60M
Public Float	58.40M shares
Shareholders	28,000+

As of September 5, 2017